1 FOURTH AMENDMENT TO TERM LOAN AGREEMENT This Fourth Amendment to Term Loan Agreement (this “Amendment”) is entered into as August 12, 2026 (the “Effective Date”), by and among Nauticus Robotics, Inc. (“Company”) and the undersigned Lenders (“Lenders”). Company and Lenders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. A. The Parties are party to that Senior Secured Term Loan Agreement, dated as of September 18, 2023 by and among the Company, ATW Special Situations Management LLC, as collateral agent, and the lenders (including the Lenders) from time to time party thereto (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time, the “Loan Agreement”); B. The Conversion Price under the Loan Agreement has been adjusted as provided in the Loan Agreement to account for the reverse stock splits effective July 18, 2024, September 5, 2025 and April 21, 2026, respectively, and the Conversion Price is $15,552.00 as of the date hereof; C. Pursuant to Section 25(c) of the Loan Agreement, the Loan Agreement may be amended with the written consent of the Company and the Required Lenders (as defined in the Loan Agreement), and any amendment reducing the Conversion Price shall only be effective with respect to the Loan made by any lender with the written consent of such lender; and D. The Parties have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to reduce the Conversion Price for a limited period of time on and subject to the terms hereof. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. Recitals. Each of the Parties acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment. 2. Defined Terms. Capitalized terms used but not defined herein shall have their respective meanings in the Loan Agreement. 3. Conversion Price. Effective as of the Effective Date, the Conversion Price of the Loans is hereby reduced to $1.80 for the period commencing on the Effective Date and ending on August 13, 2026. 4. Trading Volume Limitations. Effective as of the Effective Date, and thereafter, until August 13, 2026, the Lenders hereby agree not to sell any Conversion Shares during any given Trading Day in an amount in excess of 10% of the average daily trading volume of the Common Stock over the 10 Trading Days immediately preceding such Trading Day, as reported by Bloomberg, LP.

2 5. Other Terms Unchanged. The Note, as amended by this Amendment as of the Effective Date, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the Parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the Effective Date is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lenders under the Note, as in effect prior to the date hereof. 6. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 7. Further Assurances. Each Party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby. 8. Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, file a Current Report on Form 8-K, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, and attaching this Amendment (including all attachments, the “8-K Filing”). From and after the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Lenders by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Amendments. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Lenders or any of their respective affiliates, on the other hand, shall terminate. 9. Independent Nature of Lenders’ Obligations and Rights. The obligations of each Lenders under this Amendment are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender under this Amendment. Nothing contained herein, and no action taken by any Lender pursuant hereto, shall be deemed to constitute such Lender and any other Lenders as, and the Company acknowledges that the Lenders do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by this Amendment and the Company acknowledges that, to the best of its knowledge, the Lenders are not acting in concert or as a group with respect

3 to such obligations or the transactions contemplated by this Amendment. The Company and the Lenders confirm that each Lender has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each Lenders shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. 10. Voting or Consent Right Waiver. RBC Equities #1, LLC is not an “affiliate” (as that term is defined in Rule 144) of the Company. The undersigned hereby waives any stockholder voting or consent rights it may have from time to time in respect of more than 4.99% of the issued and outstanding shares of Common Stock. 11. Miscellaneous. Section 25 of the Loan Agreement (as amended hereby) is hereby incorporated by reference herein, mutatis mutandis. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above. COMPANY: NAUTICUS ROBOTICS, INC. By: /s/ John W. Gibson, Jr. Name: John W. Gibson, Jr/ Title: CEO & President LENDERS: ATW SPECIAL SITUATIONS II LLC By: Name: Title: MATERIAL IMPACT FUND II, L.P. By: Name: Title: RCB EQUITIES #1, LLC By: Name: Title: [Signature Page to Second Amendment to Term Loan Agreement]